T. Rowe Price International Funds, Inc.

T. Rowe Price Emerging Europe & Mediterranean Fund

Supplement to prospectus dated March 1, 2006

This updates the T. Rowe Price International Funds—Equity Portfolios prospectus. Effective May 1, 2006, the following two sentences have been removed from page 3 of the prospectus:

"Normally, seven to 12 countries will be represented in the portfolio."

"Depending on conditions, the fund`s portfolio should be composed of at least 30 to 50 different companies."

These changes reflect the fund`s greater investment opportunity set, as additional markets have opened and new companies have come to market since the fund`s inception in 2000. The number of companies and countries in which the fund invests will depend upon our analysis of corporate fundamentals as well as economic, political, and market conditions in our target regions.

The date of this supplement is May 30, 2006

C01-041 5/30/06